UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2023

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

13450 W. Sunrise Blvd., Suite 650 Sunrise, FL	33233
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2023, ShiftPixy, Inc. (the “Company”) priced a “best efforts” public offering for the sale by the Company of an aggregate of 1,166,667 shares of common stock, 900,000 pre-funded warrants (the “Pre-Funded Warrants”), and 2,066,667 common warrants (“Common Warrants”). The public offering price was $1.50 per share and accompanying Common Warrant, or $1.4999 per Pre-funded Warrant and accompanying Common Warrant. The Pre-funded Warrants are exercisable immediately, may be exercised at any time until all of the Pre-funded Warrants are exercised in full, and have an exercise price of $0.0001. The Common Warrants are exercisable immediately for a term of five years and have an exercise price of $1.50. 1,100,000 shares, 900,000 Pre-funded Warrants and 2,000,000 Common Warrants under the offering were sold pursuant to a securities purchase agreement with an investor (“Purchase Agreement”). A.G.P./Alliance Global Partners (“AGP”) acted as placement agent for the offering and received a fee of 7% of the gross proceeds and reimbursement of $75,000 of expenses, pursuant to a placement agent agreement between the Company and AGP (the “Placement Agent Agreement”). The offering closed on July 14, 2023. Effective upon closing of the offering, the exercise price of an aggregate of 1,186,742 outstanding warrants the Company issued to an investor in 2020 and 2022 was reduced to $1.50, subject to further adjustment as provided in the warrants, pursuant to a warrant amendment the Company entered into with the investor (the “Warrant Amendment”).

The securities were offered and sold pursuant to the Company’s registration statement on Form S-1 (File No. 333-272133), as amended, which was declared effective by the Securities and Exchange Commission on July 11, 2023.

The foregoing descriptions of the Purchase Agreement, Pre-Funded Warrants, Common Warrants, Placement Agent Agreement, and Warrant Amendment are qualified by reference to the full text of such documents, which are filed as exhibits to this report.

Item 8.01 Other Events.

On July 12, 2023, the Company issued a press release regarding the pricing of the public offering. A copy of the press release is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Placement Agent Agreement
10.3	Form of Common Warrant
10.4	Form of Pre-funded Warrant
10.5	Warrant Amendment
99.1	Press Release dated July 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: July 14, 2023	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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